SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) January 14, 2002

                 AMERICAN BIOGENETIC SCIENCES, INC.
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        (Exact Name Of Registrant As Specified In Its Charter)
                              Delaware
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            (State or Other Jurisdiction of Incorporation)
             0-19041                              11-2655906
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        (Commission File Number)       (I.R.S. Employer Identification No.)

1375 Akron Street, Copiague, New York                             11726
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     (Address of Principal Executive Offices)         (Zip Code)

                           (631) 789-2600
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         (Registrant's Telephone Number, Including Area Code)


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ITEM 5.         OTHER EVENTS
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      American Biogenetic Sciences, Inc. ("ABS") has entered into a ten-year agreement, dated January 14, 2002, with a Russian Association (the "Association") which represents over thirty manufacturers, enterprises, and scientific research institutes located in the Russian Federation. The Association has the exclusive right to sell and distribute worldwide an anthrax vaccine produced by a Russian manufacturer, intended for human use. Under the agreement between ABS and the Association, ABS has been granted the exclusive right to act as a distributor for the anthrax vaccine in the territory consisting of the United States, Canada, Mexico, countries of Central and South America and China. The anthrax vaccine is presently being marketed outside of the ABS territory by the Association.

      The agreement between ABS and the Association also grants ABS the first priority right to purchase a broad range of other immunobiological preparations including other human vaccines (the "biological products"). The volumes, terms of delivery, price and specifications related to the biological products will be negotiated separately with the Association. Under the agreement, ABS plans to make certain biological products available to pharmaceutical companies, government agencies and regulatory authorities for testing and evaluation.

      ABS has also entered into a separate ten-year agreement, dated January 15, 2002, with a Russian Federation manufacturer (the "Manufacturer") which grants ABS rights to act as the Manufacturer's exclusive worldwide distributor (with the right to assign sub-distributors and agents) for the smallpox vaccine for human use outside of the Commonwealth of Independent States (the Russian Federation and eleven other independent countries formerly part of the Soviet Union). This manufacturer has been operating for over 100 years, and was a supplier of smallpox vaccine used by the World Health Organization during the global eradication of smallpox in the 1970s.

      Under the agreement with the Manufacturer, ABS plans to market the smallpox vaccine by first making it available for testing and evaluation to pharmaceutical companies, the U.S. Food and Drug Administration and other government agencies and regulatory authorities outside of the Commonwealth of Independent States. The terms of the sale of and specifications related to the smallpox vaccine will be negotiated with the Manufacturer.

      With respect to both agreements, ABS plans to market the vaccines through one or more sub-distributors, or to form collaborative agreements with pharmaceutical companies that may arrange necessary testing and evaluation. The ability of ABS, and any of its sub-distributors or collaboratives, to sell the vaccines is subject to the results of testing and evaluation and the approval of government agencies and regulatory authorities in the relevant country or jurisdiction. ABS has not yet signed any agreements with a sub-distributor or pharmaceutical companies. ABS cannot predict if and when it will receive any revenues from sales of the vaccines. Each party is responsible for its own expenses and costs in connection with the agreements. ABS' exclusivity under these agreements is contingent upon meeting certain obligations, including ABS' effort to obtain necessary regulatory approvals for use in humans, and for the import and distribution of the vaccines. In the interest of confidentiality and security, the Association and the Manufacturer have asked not to be identified in ABS' public disclosure of the agreements, but their identities will be available to the appropriate government authorities, including the Securities and Exchange Commission.

      Copies of the Agreement on Joint Actions and the Exclusive Distributor Agreement are attached as exhibits to this Form 8-K.

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ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS
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                (a)  FINANCIAL STATEMENTS

                     Not applicable.

                (b)  PRO FORMA FINANCIAL INFORMATION

                     Not applicable.

                (c)  EXHIBITS

                     10.1 Agreement on Joint Actions, dated January
                          14, 2002, between American Biogenetic
                          Sciences, Inc. and the Association.***

                     10.2 Exclusive Distributor Agreement, dated
                          January 15, 2002, between American
                          Biogenetic Sciences, Inc. and the
                          Manufacturer. ***


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***The Company has requested confidential treatment with respect to portions of this exhibit.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               AMERICAN BIOGENETIC SCIENCES, INC.

Dated:  January 23, 2002

                               By:  /s/ Josef C. Schoell
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                                    Josef C. Schoell
                                    President, Chief Operating Officer and
                                    Chief Financial Officer


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